    CERTIFICATE

No.______________

For ______ Shares

     Issued to


----------------------

----------------------

----------------------

Dated __________, 19__

FROM WHOM TRANSFERRED

----------------------

Dated __________, 19__

NO. ORIGINAL   NO. ORIGINAL  NO. OF SHARES
CERTIFICATE       SHARES      TRANSFERRED


Received CERTIFICATE NO._____

For __________________ Shares

this _____ day of _____, 19__




                         INCORPORATED UNDER THE LAWS
                                      OF

                                   VIRGINIA


          [SEAL]                                             [SEAL]

          No.                                                Shares




                         WATERSIDE CAPITAL CORPORATION



This Certifies that _______________________is the owner of _________Shares of teh Capital Stock of

                         WATERSIDE CAPITAL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of _______, A.D. 19___.




-------------------------               --------------------------
President                               Secretary


                         SHARES     $1.00      EACH


(C) GOES 156

                                 CERTIFICATE

                                     FOR



                                    SHARES


                                    OF THE
                                CAPITAL STOCK



                              WATERSIDE CAPITAL
                                 CORPORATION

                                  ISSUED TO

                              ------------------
                                     DATE

                              ------------------



For Value Received, __________ hereby sell, assign and transfer unto ________ __________________________Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________ Attorney to transfer the said Stock in the books of the within named Company with full power by substitution in the premises.

Dated ____________, 19___

In presence of
                                     --------------------------------
-----------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVRY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.